June 2012 NYSE MKT: ETAK

This presentation may contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , about Elephant Talk . Forward - looking statements are based largely on expectations and projections about events and Future trends and are subject to numerous assumptions, risks and uncertainties, which change over time . Forward - looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect, “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward," “may provide,” “would” or similar terms, variations of such terms or the negative of those terms . Elephant Talk’s actual results could differ materially from those anticipated in forward - looking statements and you should not place any undue reliance on such forward - looking statements . This presentation includes annualized revenue models and proforma financial information that is based Upon assumptions and estimates that management believes are reasonable based on currently available information ; however, management's assumptions and the Company’s future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met . Any number of factors could cause actual results to differ materially from expectations . Factors that could cause actual performance to differ from these forward - looking statements include the risks and uncertainties disclosed in Elephant Talk’s filings with the SEC . Elephant Talk’s filings with the SEC are accessible on the SEC’s website at (http : ///www . sec . gov) . Forward looking statements speak only as of the date they are made, and Elephant Talk assures no obligation to update, amend or clarify any forward - looking statements . Safe Harbor Statement 1

Elephant Talk Communications Who we are Elephant Talk is a Vendor/Managed S ervice p rovider of: ▪ Comprehensive Set of IT/BackOffice Capabilities and Value Added Services for Mobile Network Operators (MNOs) and their Mobile Virtual Network Operators (MVNOs) ▪ Patented fraud prevention technology for the world’s largest banks and mobile payment providers ▪ One - stop shop for full Cloud Security and Cloud Access Management 2

Recent Success Well positioned for further Growth ▪ Contract in Germany anticipated to provide $30 - 40 million in revenue over the initial 2 - year contract period ▪ Managing about 1 million Sims for Vodafone in Spain ▪ Adeptra integrated ValidSoft technology with a Leading Global Bank – Revenue contribution began in Q1 2012 • World's First SIM Swap Fraud Solution for Banking Industry • Solid pipeline of opportunity with Adeptra’s client base ▪ Signed agreement with Utiba who processed 12 billion transactions in 2011 – Expected launch in 2H12 ▪ Signed agreement with Spindle to provide advanced payments security solutions to US - Based Customers – Expected launch in 2H12 ▪ Added to the Russell Global Index 3

Elephant Talk A Mobile Virtual Network Enabler (MVNE) 4

Managing Change in the Mobile Cloud The MNO Value Proposition A Fully Integrated Mobile Cloud Services Delivery Platform • Seamless integration of all network elements and applications. Fully IP ready! • Enables completely new business models, with a short time to market • Provides a more efficient way to manage and monetize mission critical apps • Creates new mobile cloud services & distribution verticals • Allows the Mobile Operator to regain the mobile value chain, ultimately bringing mission critical controls, lower costs, better margins and most importantly security 5 = Elephant Talk Mobile Enabling Platform

The Cost Saving & Control Solution
Eliminating vendors, providing one set of software


MOBILE NETWORK OPERATORS
Data
Voice
Signaling
CRM & Billing
Logistics
Customer Care
ElephantTalk - MVNE
ET Boss: INTELLIGENT MOBILE PLATFORM
MOBILE VIRTUAL NETWORK OPERATORS
Private Label Phone Customers

ELEPHANT TALK'S SOLUTION

MOBILE NETWORK OPERATORS

- **Provide 75% or more reduction in cost for operations**
- **Provides reduction in capital expenditures**
- One-time implementation (3 months)
- Increases volume of network traffic and revenues without cannibalizing existing subscribers
- Full IP base signaling SIP & SIGTRAN

PRIVATE LABEL OPERATOR BUSINESS VERTICALS

- **Provide 50% or more reduction in cost for operations**
- **Installed in max 6 weeks versus at least 6 months for competitors**
- Allows customers to focus on marketing & sales
- Easy to use

Integrates data, voice and messaging – hides complexity; like other leading software middleware providers, ET reduces over 20 telecommunication software systems to just 1 platform

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Elephant Talk Platform Components

Verticals seamlessly combine any module they need

MNO

- Radio Network GSM
- Radio Network GPRS
- Radio Network UMTS
- Radio Network HSDPA
- Radio Network LTE

Other Networks

- Radio Network WIMAX
- Radio Network WIFI

Elephant Talk Intelligent Mobile Service Platform

HLR	SIM Logistics	Online Rating & Charging	1-to-1 Communication
STP	Multi-IMSI	Prepaid	M2M
IN	Multi-MSISDN	Postpaid Billing	Voice Mail
SMS	Number Porting	Invoicing	Promotions Package
WAP	Lawful Intercept	Fraud management	Parents Control
GGSN	OTA SIM & Handset	Reporting	Healthcare
MMS	Roaming (CAP-Callback)	Self-Service	Contactless
USSD	Deep Packet Inspection	UI/API CRM Provisioning	mPayment
IVR	Video-Call	Credit Check	m-Banking
4G (LTE-DECT-Wi-Max-IMS)	Premium Messaging	Multi-Channel Top-Up	mCommerce / Loyalty

MVNO

- Marketing
- Distribution
- Sales
- Customer Care

Roadmap

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Financial » Reduced Financial risk for the MVNO & MNO » Low entry CAPEX, » Variable costs » Improved Cashflow » Minimum organizational impact » No technical investments (capex, opex) » Benchmarked low cost for P&S Tools » Minimum technical impact » Multilingual service » Personalized customer experience » Multi - level tools » Call Centre, Backoffice » Distribution, Retail » Full Customer Self - care (everything through API) Adding value » High - value and quality of services » MVNO can focus on its competitive advantages » Benefitting from Elephant Talk portfolio evolution » Portfolio management per MVNO & MNO » Share a Vision Speed, flexibility, simplicity and trust » The best time to market (launch, services) » Fully configurable service per MVNO & MNO » Improvement of operational processes » CDRs/Billing: more adapted invoicing, real time » Flexible and enhanced life cycle configuration » Price plan changes in less than 24h ET Better Servicing MNOs & MVNOs Bringing all functionalities together, easy to use 8

Handset will become Channel of Choice If securely managed through the mobile cloud 9

ValidSoft Credit Card, Online Fraud Prevention & Mobile Financial Services 10

ElephantTalk

ValidSoft Solutions
All Based on Telecom Technology



Out of Band Transaction Verification

- **Identified Pain**
- Low Cost
- VBIO
- Options & Convenience
- Partner Integration
- Privacy Seal



SIM Swap Detection

- **Identified Pain**
- First To Market
- No Opt In
- Partner Integration
- Customer Reference
- Gartner Preference



POS False Positive Reduction

- **Nice To Have**
- First To Market
- Anonymity Model
- Partner Integration
- Gartner Preference
- Privacy Seal



SMART™ Architecture

- **Essential**
- Custom built for Mobile Payments
- First To Market
- Anonymity Model
- Partner Integration



European Privacy Seal - Only Security Software Company in the world to be certified with two Privacy Seals



ValidSoft 2011©

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Leading Research: Best In Class Technology Unique in offering 4 Factor Authentication • Something you know • Something you have Universal Standard – 2 Factor Authentication • Something you know • Something you have • Something you are • Somewhere you are ValidSoft – New Paradigm – 4 Factor Authentication 12

Verification to Non - Repudiation Level Risk Based, fully using Proprietary IP Non - repudiation Transaction Data Signing Authorisation Recording Optional Voice Verification 1 Transaction Verification Strong Authentication Real - time Proximity Analysis 1 Voice Biometrics IP owned by ValidSoft and based on Alize (EU funded initiative). In recent NIST test ValidSoft results compared favourably with leading commercial providers. 13

Why are our services different? Addressing the needs of the market • Guaranteed Continuity of Service through MNO contracts Legitimacy • No Reliance on Quality of ATM/POS Location Data – based on real - time high precision Proximity Correlation Analysis™ Accuracy • Compliance with all EU Data Privacy and Data Protection Directives – extended into many additional jurisdictions (e.g. US, HK, Australia, Japan, Mexico, etc) Privacy • Cross - border, Domestic, CP, CNP, Real - time, Batch, Automatic Resolution Flexibility • Sub - second: Essential for Operating within the Authorisation Process Speed • Low cost, Volume pricing model, Encourage pervasive use – all transactions Cost 14

ValidSoft - 2nd Privacy Seal Only Security Services Company with Privacy Seals 15 ▪ Only Security Software company accredited with two European Privacy Seals – we comply to the highest privacy standards ▪ European Privacy Seal renewed until 2014 ▪ 3 rd Seal underway ▪ Our solutions are compliant with European Privacy and Data Protection legislation – We are ahead of the game ▪ EuroPriSe states “Government organizations can be assured that ValidSoft meets the most rigorous measures” ▪ Essential for Card Fraud Prevention solutions (CP, CNP); Mobile Payments; Gaming; Social Networks; Healthcare, etc ▪ Directly applicable to European Government solution - Self - Certification solution, VALid - 4F™, accredited with European Privacy Seal in August 2011

Adeptra – Strategic Partnership
Installed Decision Engine at 50+ Banks

Adeptra global leader in providing interactive two-way communications for Servicing, Fraud Processing, Marketing and Collections Management

- Clients include over 50% of the top 10 North American card issuers, 7 of the leading 10 UK card issuers, and 4 of the top 5 Australian card issuers.
- Our relationship includes providing solutions for SIM Swap fraud and Card Fraud prevention solutions via the Adeptra platform.
- 1st client live with SIM Swap solution – a leading global financial institution.
- First revenues through Adeptra generated in Q1 2012
- Cross-sell underway – interest also in ValidSoft Card Fraud prevention solutions.
- Strong pipeline of opportunity in place with significant interest from other leading financial institutions regionally and globally.
- Key geography is US – planning for launch later this year for collaborative Card Fraud Prevention

The art and science of customer contact.

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Utiba – Strategic Partnership Access to 40+ MNOs and 500m Subscribers 17 Utiba – a global leader in Mobile Payments. Utiba’s clients include Mobile Network Operators (MNOs), Banks, and Payment Service Providers (PSPs) • #2 in the world by mobile payment volumes; • 12 billion transactions in 2011; • 500 million subscribers • Relationships with over 40 Mobile Network operators (MNO’s) • Utiba - Strategic partnership with Mastercard • Technical trial completed of our SMART architecture: Secure Mobile Architecture for Real - time Transactions; • Commercial discussions underway – addressable transactions = approx. 4bn transactions

Spindle Partnership Provide Payment Security Solutions 18 Partnership with Spindle to provide secure mobile commerce and alternative payment solutions for merchants and consumers . • Mobile payments transactions projected to rise to $945 billion in 2015 • Mobile payment users expected to rise to 893.3million in 2015 • Expect to be live in the 2H12 • Focused on the largest global Acquirers • Strategic relationships in US financial services • Technical trial completed of our SMART architecture: Secure Mobile Architecture for Real - time Transactions; • Commercial discussions underway – addressable transactions = approx. 1bn transactions pa

Value proposition 19

Enhanced Value Proposition Enables Verticals to Expand their Value Chain Customized Mobile & Cloud Services For Business Verticals Foundation Expanded Services Barrier to Entry Increasing Margins Land Line Services Mobile & Wireless Connectivity Custom Mobile & Cloud Services 0% 40+% 20

Sizeable Addressable Markets Growing into some of the largest global industries ▪ Elephant Talk managing the network embedded mobile cloud: • 900 Mobile Operators with a growing group of Virtual Operators • Up to 8B handset SIM’s & up to 50B M2M SIM’s ▪ ValidSoft Securing Access and Transactions the Cloud: – Authentication & Authorization in the Cloud – Mostly through Channels like Adeptra, Card Issuers and MNO’s, Mobile Payments – User, Device, Data Transmission - Data Integrity & Transaction Verification – T’s of remote access sessions and data sessions – 350B transactions/year expected to go up to > 2000B with NFC 21

Recurring Revenue Business Model Driven by the Needs of our Customers ▪ Both Elephant Talk as well as ValidSoft are focused on a recurring revenue model, following a trend among customers: • From Capex to Opex , freeing up resources • From Fixed to Variable Cost ; “pay as you go” • From Complicated, Part Solutions to One Stop Shop Solutions ▪ Elephant Talk’s Revenue Model • On average $ 1/month/subscriber for managed services – Margin 90 - 100% • On average $10 - 20/month/subscriber for managed services bundled with Airtime and a variety of Service Options – Average Margin 15% ▪ ValidSoft will charge $ 0.20 - 0.01 per transaction verification, depending on volume and risk profile, or $ 0.30 - 0.50 per subscriber/month • Margin 60% for managed services 22

Financial Highlights 23

Revenue Development Mobile & Security Solutions Revenues grew 32% in Q1 24 1 st Quarter 2012 versus 3 rd and 4 th Quarter 2011 Mobile & Security Solutions revenue increased by 86% and 32% respectively in US$ constant currency

Margin Development Mobile & Security Solutions Margin Up 33% in Q1 25 1 st Quarter 2012 versus 3 rd and 4 th Quarter 2011 Mobile & Security Solutions margin increased by 110% and 33% respectively in US$ constant currency

Mobile & Security Solutions Revenue versus SG&A and Burn Rate per Quarter (Excl. CAPEX) 26 Revenue & Margin increases, SG&A stabilizing, Burn rate decreasing

Adjusted EBITDA Development Improvement Adjusted EBITDA 27 1 st Quarter 2012 versus 3 rd and 4 th Quarter 2011 Improved Adjusted EBITDA due to higher margins and stabilizing SG&A in US$ constant currency

Strongly Improved Balance Sheet From $ 6m negative to $ 32m positive equity 28

Key Statistics Fiscal Year End: Dec 31 st Market Cap:* $182.2M Current Price (6/26/12): $1.60 Average Daily Trading Volume: 226,000 Management & Affiliates Investment: $60.0M Shares Issued (6/26/2012):* 114.0M Warrants Outstanding (6/26/2012):** 50.3M Fully Diluted Shares Outstanding (6/26/2012)*** 177.3M 29 * Excludes the 50.3 million warrants ** Warrants are between $0.63 - $2.25. If exercised for cash Company would receive $65 million; Management and Affiliates own approximately 26 million warrants *** Includes 12.9 million employee options with exercise price of $0.60 - $3.39

Management and Investment Highlights 30

Management – Elephant Talk 100 years+ in Telecoms & Security Software Steven van der Velden, Chairman, President and Chief Executive Officer ▪ Co - founded the International Telemedia Association, known today as the Network for Online Commerce ▪ Co - founded InTouch Telecom to offer a wide range of business and consumer telecom applications. Successfully sold to Global Telesystems Group ▪ Co - founded E - commerce Park, a data center and internet hosting facility ▪ Chairman of QAT Investments a Luxemburg venture fund investing in early - stage technology companies Patrick Carroll, Chief Executive Officer, Founding Director ValidSoft ▪ Over 25 years experience in Information Technology and Financial Markets. ▪ Head of Electronic Trading Technology in Europe for Goldman Sachs Martin Zuurbier, Chief Technology Officer ▪ 22 years of experience in the telecom field, including as director and founder of Vocalis Telecom ▪ Experience in building, maintaining, and operating a telecom network spanning eight countries ▪ Developed new switching technology in collaboration with major technology vendors Mark Nije, Chief Financial Officer ▪ Former Project Manager for Tebodin Consulting Engineers, Reitsma & Wertheim Merger & Acquisition ▪ Co - founded Logistic Management International a cargo transportation & airport handling company ▪ GM/CFO of Benoit Telecom, specially managed the various asset acquisitions and audits Management team and affiliates invested $60m+ 31

Investment Summary 32 ▪ World Class Mobile Cloud Management & Delivery Platform ▪ World Class Authentication/Transaction Verification Platform ▪ Mobile Platform connects operators like Vodafone, T - Mobile, Telekom Deutschland, KPN & Zain ▪ Managing about 1 million Sims for Vodafone Spain & first subscribers of our new German contract now generating revenues ▪ First Major Bank live via Adeptra; World's First SIM Swap Fraud Solution ▪ Signed agreements with Utiba & Spindle; Expected launch in 2H12 ▪ Only Security Software company accredited with 2 European Privacy Seals ▪ Mobile/Security revenues almost doubled Q1 2012 v Q3 2011 & expected to again double Q3 v Q1 this year ▪ Quarterly margins tripled over the last 2 years to almost $1.8 million ▪ We are closing the negative operational cash flow gap

33 Contact Us Steven van der Velden steven.vandervelden@elephanttalk.com Schiphol Boulevard 249 1118 BH Schiphol The Netherlands Phone: +31 20 653 59 16 www.elephanttalk.com Patrick Carroll pat.carroll@validsoft.com 9 Devonshire Square London EC2M 4YF Phone: +44 (0)20 3170 8126 www.validsoft.com Investor Relations Steve Gersten Steve.Gersten@validsoft.com Phone: +1 813 - 926 - 8920